EXHIBIT 10.12

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL (I) THEY ARE SO REGISTERED OR, (II) RULE 144, RULE 144A OR ANY SUCCESSOR RULE UNDER THE ACT PERMITS SUCH SALE OR TRANSFER, OR
(III) UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER UNDER ANY OTHER EXEMPTION UNDER THE ACT, PROVIDED THAT THE HOLDER OF THIS WARRANT OR SHARES OF COMMON STOCK ISSUABLE HEREUNDER DELIVERS TO THE COMPANY AN OPINION OF HOLDER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.


                      WARRANT TO PURCHASE COMMON STOCK OF

                        ITEC ENVIRONMENTAL GROUP, INC.


            THIS CERTIFIES that, for value received, MTI Properties (herein called "Holder") is entitled to subscribe for and purchase from ITEC Environmental Group, Inc. (herein called the "Company") a corporation organized and existing under the laws of the State of Delaware, at the price of $.04 per share, (the "Warrant Exercise Price"), subject to adjustment as set forth in Paragraph 3 below, at any time up to and including July 31, 2005 and subject to adjustment as set forth in Paragraph 3 below, 1,000,000 fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share.

      This   Warrant   is  subject  to  the  following  provisions,  terms  and
conditions:

      1.    EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

            The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share) at the principal office of the Company (or such office or agency of the Company as it may from time to time reasonably designate) at any time within the aforementioned period, and by payment to the Company by certified check or bank draft of the Warrant Exercise Price for such shares. The Company shall not be obligated to issue fractional shares of Common Stock upon exercise of this Warrant but shall pay to the Holder an amount in cash equal to the Current Market Price per share multiplied by such fraction (rounded to the nearest cent). The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph and this Paragraph 1, certificates for the shares of stock so purchased shall be delivered to the Holder within two business days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised or surrendered shall also be delivered to the Holder hereof within two business days.

      For the purpose of any computation under this Section the "Current Market Price" at any date (the "Computation Date") shall be deemed to be the average of the daily closing prices of the Common Stock for ten consecutive trading days ending the trading day immediately prior to the Computation Date. The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed if that is the principal market for the Common Stock or if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the closing bid prices reported by the National Association of Securities Dealers Automated Quotation System or its successor, if any, or such other generally accepted source of publicly reported bid and asked quotations as the Company may reasonably designate. If the price of the Common Stock is not so reported or the Common Stock is not publicly traded, the Current Market Price per share as of any Computation Date shall be determined by the Board of Directors in good faith, on such basis as it considers appropriate, and such determination shall be described in a duly adopted board resolution certified by the Company's secretary or assistant secretary.

      2.    SHARES TO BE FULLY PAID; RESERVATION OF SHARES.

            The Company covenants and agrees:

            (i) That all Common Stock which may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be fully paid and nonassessable and free from all pre-emptive rights, and taxes, liens and charges with respect to the issuance thereof;

            (ii) Without limiting the generality of the foregoing, that the Company will from time to time take all such action as may be necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Exercise Price per share of the Common Stock issuable pursuant to this Warrant;

            (iii) That during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issuance upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant;

            (iv) That the Company will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise hereof may be so issued without violation of any applicable law or regulation or of any requirements of any domestic securities exchange or market upon which any capital stock of the Company may be listed or traded;

            (v) That the Company will not take any action if the total number of shares of Common Stock issuable after such action and upon exercise of all warrants and other rights to purchase or acquire Common Stock, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. In the event any stock or securities of the Company other than Common Stock are issuable upon the exercise hereof, the Company will take or refrain from taking any action referred to in clauses (i) through (v) of this Paragraph 2 as though such clauses applied to such other shares or securities then issuable upon the exercise hereof;

            (vi) The Company has all requisite corporate power and authority to execute and deliver this Warrant; the execution and delivery of this Warrant have been duly and validly authorized by the Company's Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize this Warrant; this Warrant has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

            (vii) No order, permit, consent, approval, license, authorization or validation of, and no registration or filing of notice with, any governmental entity is necessary to authorize or permit, or is required in connection with, the execution, delivery or performance of this Warrant or the consummation by the Company of the transactions contemplated hereby;

            (viii)Neither the execution, delivery nor compliance by the Company with any of the provisions hereof will (a) violate, conflict with or result in any breach of any provision of the Company's charter documents, (b) result in a violation or breach or termination of, or constitute a default under or conflict with any provision of, any note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is subject, or (c) violate any judgment, order, writ, injunction, decree, award, statute, rule or regulation to which the Company is subject; and

            (ix) Except as provided herein, the Company has not granted any registration rights with respect to its securities.

      3.    ADJUSTMENT OF SHARES ISSUABLE OR WARRANT EXERCISE PRICE.

            The above provisions are subject to the following:

            If the Company shall pay a dividend or make a distribution in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issue by reclassification of its shares of Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities or any assets of the Company or of another entity, the number of shares of Common Stock or other securities the Holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise the number of shares of Common Stock or other securities or assets which such Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised in full immediately prior to the happening of such event, and the Warrant Exercise Price per share shall be correspondingly adjusted. An adjustment made pursuant to this Section 3 shall become effective immediately after the record date in the case of a stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Holder of this Warrant shall be entitled to participate in any subscription or other rights offering made to holders of shares of Common Stock as if such Holder had purchased the full number of shares as to which this Warrant remains unexercised immediately prior to the record date for such subscription rights offering. If the Company is consolidated or merged with or into another corporation or entity or if all or substantially all of its assets are conveyed to another corporation or entity this Warrant shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a Holder of the number of shares of Common Stock of the Company which could have been purchased on the exercise of this Warrant in full immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the Holder of this Warrant is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

      The Company shall not effect any such consolidation, merger or conveyance, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such transaction and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

      4.    NOTICE OF ADJUSTMENT.

            Upon any adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant or the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.



      5.    OTHER NOTICES.

            In case at any time:

            1. The Company shall declare any cash dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the Holders of its Common Stock;

            2. The Company shall offer for subscription to the Holders of any of its Common Stock any additional shares of Common Stock of any class or other rights;

            3. There shall be any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with or sale of all or substantially of its assets to another corporation or entity; or

            4. There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

            Then in any one or more of said cases the Company shall give by first class mail postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17 (i) at least 20 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, dissolution, liquidation or winding and (ii) in the case of such reorganization or reclassification, consolidation, merger or sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify in the case of any such dividend, distribution or subscription rights the date on which the holders of Common Stock shall be entitled thereto and a notice required by (ii) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger or sale, dissolution, liquidation or winding up as the case may be.

      6.    ISSUE TAX.

            The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other that of the Holder of the Warrant exercised.

      7.    CLOSING OF BOOKS.

            The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any matter which interferes with a timely exercise of this Warrant. The Company will not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith seek to carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

      8.    NO VOTING RIGHTS.

            This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

      9.    REGISTRATION AND TRANSFER OF SECURITIES; DEFINITIONS.

            "Holder" means MTI, Properties and its successors, representatives and assigns. If there is more than one Holder at any time, each such Holder shall be entitled to the rights and privileges granted hereunder.

            "Company" means ITEC Environmental Group, Inc. and its successors and assigns.

            "Registration", "register" and like words mean compliance with all of the Federal and state laws, rules, regulations and provisions of agreements and corporate documents pertaining to lawful and unconditional transfer of the securities by way of a public offering or distribution.

            "Security", or "securities" means the shares of stock of all classes, type and series, and all rights however evidenced or contained, to which the Holder shall be entitled upon the exercise of this Warrant.

      10.   TRANSFERS.

            Prior to any transfer or attempted transfer of any securities (except a transfer by a Holder to an affiliate, subsidiary, employee or shareholder of the Holder), the Holder shall give written notice to the Company of such Holder's intention to effect such transfer. Holder will not transfer or dispose of this Warrant and will not sell or transfer any securities except pursuant to (i) an effective registration statement under the Act, (ii) Rule 144, Rule 144A or any successor rule under the Act permitting such sale or transfer or (iii) any other exemption under the Act provided that the Holder delivers an opinion of Holder's counsel reasonably satisfactory to counsel to the Company that an exemption from registration under the Act is available. Each certificate evidencing the securities issued upon such transfer shall bear the restrictive legend set forth on the first page of this Warrant modified to delete references to the Warrant, if appropriate, unless in the reasonable opinion of Holder's counsel such legend is not required in order to insure compliance with the Act.

      11.   REGISTRATION.

            Each time the Company  shall propose the registration under the Act of any securities of the Company, the Company shall give written notice (the "Company Notice") of such proposed registration to the Holder. The Company will include in any such Registration Statement any securities (or portion thereof) of any Holder who 15 days after the mailing of such notice shall request inclusion. Each Holder shall be entitled to all the benefits of this Paragraph 11; provided, however, that in the event that the managing underwriter for the proposed offering for which the registration is being effected shall determine that the inclusion of all securities requested to be included by the Holder would adversely affect the ability of the underwriter to sell all of the securities requested to be included in such offering, the Holder shall agree to reduce the number of securities to be included to the number recommended by the underwriter but not by more than one-half of the securities proposed to be registered by the Holder. Nothing herein contained shall limit the right of the Company to terminate a proposed registration for any reason in its absolute discretion. The Company shall not grant to any holder of its securities rights to include securities in any offering of the type described in this Paragraph 11 which are superior to those of the Holder.

            The Company will pay the costs and expenses incident to the performance of its obligations under this Paragraph 11, including the fees and expenses of its counsel, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Act of any such Registration Statement, each prospectus and all amendments and supplements thereof, the costs incurred in connection with the qualification of the securities under the laws of various jurisdictions (including fees and disbursements of counsel to the Company), the cost of furnishing to the Holder copies of any such Registration Statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereto, all expenses incident to delivery of the security to any underwriter or underwriters, but not any underwriting commissions or discounts charged to the Holder.

            Any Holder whose securities are included (in whole or in part) in a registration statement filed by the Company hereunder agrees, if requested by the managing underwriter of such offering, not to effect any public sale or distribution of securities of the same class as (or securities exchangeable or exercisable for or convertible into securities of the same class as) the securities included in the Registration Statement, including a sale pursuant to Rule 144 under the Act (except as part of such underwritten registration) during the 90-day period (or shorter period requested by the underwriter) beginning on the closing date of such underwritten offering to the extent timely notified in writing by the Company or the managing underwriter.

            The Company agrees not to effect any public or private sale or distribution of securities of the same class as the securities (or convertible into or exchangeable or exercisable for securities of the same class as the securities), including a sale pursuant to Section 4(2) or Regulation D under the Act, during the 90-day period beginning on the closing date of an offering made pursuant to this Paragraph 11 except that in the case of a "shelf" registration made pursuant to Rule 415 under the Act no public sale or distribution shall be made by the Company until 60 days following the effective date of the registration statement covering Holder's securities.

      12.   INDEMNIFICATION.

            The Company will indemnify and hold harmless each Holder and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Holder or underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the securities were registered under the Act, any preliminary prospectus or prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Holder, underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Holder, underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, expense or liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by the Holder or underwriter in writing specifically for use in the preparation thereof.

            Each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue or alleged untrue statement of any material fact contained in said Registration Statement, said preliminary prospectus or prospectus, or amendment or amendments or supplements thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. It shall be a condition of the Company under Paragraph 11 above that the Holder confirm to the Company in writing, prior to the effective date of any Registration Statement in which are included securities of such Holder, the agreement of such Holder as set forth in the previous sentence.

            Promptly after receipt by an indemnified party pursuant hereto of notice of any claim or the commencement of any action to which indemnity would apply, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of such claim or action; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assure the defense of such claim and employ counsel reasonably satisfactory to such indemnified party, or (c) in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying part in writing that such indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified party.)

      13.   RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT.

            The rights and obligations of the Company, of the Holder of this Warrant and of the Holder of the shares of Common Stock issuable upon exercise of this Warrant contained herein shall survive the exercise of this Warrant.

      14.   DESCRIPTIVE HEADINGS AND GOVERNING LAW.

            The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended to be performed in the State of California and shall be construed and enforced in accordance with such law and the rights of the Holder shall be governed by the law of such state.

      15.   RULE 144.

            The Company covenants that if it has registered any class of securities under the Securities Exchange Act of 1934 (the *34 Act*) it will file, on a timely basis, the reports required to be filed by it under the Act and the 34 Act, and the rules and regulations adopted by the Commission thereunder, and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell securities without registration under the Act within the limitation of the conditions provided by (a) Rule 144 and Rule 144A under the Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder the Company will deliver to such Holder a written statement verifying that it has complied with such information and requirements.

            At any time that the Company does not have a class of securities registered under the 34 Act it will comply with the requirements of paragraph c(2) of Rule 144 so that the Holder may avail himself of Rule 144 in effecting a public sale of the shares of Common Stock issuable upon exercise of this Warrant.

      16.   ARBITRATION.

            Any controversies, claims or disputes arising out of or under this Warrant or the obligations of the parties hereunder shall be resolved by binding arbitration to be held in Los Angeles, California under the auspices and subject to the rules than pertaining of the American Arbitration Association. The provisions of Section 1283.05 of the California Code of Civil Procedure shall be applicable to any arbitration proceeding conducted in accordance with the terms hereof. The arbitrators shall apply California and Federal law in such arbitration and shall have the power to grant injunctive relief. Any decision of the arbitrators shall be enforceable in any court of competent jurisdiction.

      17.   NOTICES.

            All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Company, to the principal offices of the Company, to the attention of its president, 693 Hi Tech Parkway Suite 3, Oakdale, California 95361, or (b) if to the Holder, to such address as the Holder shall have furnished to the Company, or such other address as the Holder shall have furnished to the Company. All such notices of communications shall be deemed given when actually delivered by hand or messenger or, if mailed, three days after deposit in the U.S. Mail.

      18.   SUCCESSORS AND ASSIGNS.

            All covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective successors and assigns.

      19.   NO INCONSISTENT AGREEMENTS.

            The Company has not previously entered into, and will not on or after the date of this Warrant enter into, any agreement with respect to its securities which is inconsistent with the terms of this Warrant, including any agreement which impairs or limits the rights granted to the Holder in this Warrant, or which otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder.

      20.   SPECIFIC PERFORMANCE.

            The Holder in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

      21.   SEVERABILITY.

            In the event than any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      22.   ENTIRE AGREEMENT.

            This Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof.

      23.   AMENDMENT.

            Any provision of this Warrant may be amended, waived or modified by a writing signed by the Company and the Holder.


      24.   CONFIDENTIALITY.

            The parties hereto agree that the existence of this Warrant, and the terms hereof, shall be held in the strictest confidence and shall not be disclosed to any third party unless (a) such disclosure is required by law, or
(b) such disclosure is agreed upon in writing by the Holder and the Company.



DATED: August 4, 2003

                                           ITEC ENVIRONMENTAL GROUP, INC.




                                           By: /s/ Gary M. De Laurentiis
                                               ----------------------------
--
                                                 GARY M. DE LAURENTIIS,
                                                 President